                                                                   Exhibit 10.16
                 SUNTRUST BANKS, INC. 1995 EXECUTIVE STOCK PLAN

                      SECTION 1.   BACKGROUND AND PURPOSE
                      ----------   ----------------------

     The name of this Plan is the SunTrust Banks, Inc. 1995 Executive Stock Plan. The purpose of this Plan is to promote the interest of SunTrust and its Subsidiaries through grants to Key Employees of Options to purchase Stock, grants of stock appreciation rights and grants of Restricted Stock in order (1) to attract and retain Key Employees, (2) to provide an additional incentive to each Key Employee to work to increase the value of Stock and (3) to provide each Key Employee with a stake in the future of SunTrust which corresponds to the stake of each of SunTrust's shareholders.

                            SECTION 2.  DEFINITIONS
                            ----------  -----------


     Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

     2.1.  Board -- means the Board of Directors of SunTrust.
           ------

     2.2.  Change in Control -- means a change in control of SunTrust of a
           -----------------
nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Exchange Act as in effect on January 1, 1995, provided that such a change in control shall be deemed to have occurred at such time as (i) any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities representing 20% or more of the combined voting power for election of directors of the then outstanding securities of SunTrust or any successor of SunTrust; (ii) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the Board cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) the shareholders of SunTrust approve any merger, consolidation or share exchange as a result of which the common stock of SunTrust shall be changed, converted or exchanged (other than a merger with a wholly-owned subsidiary of SunTrust), or any dissolution or liquidation of SunTrust or any sale or the disposition of 50% or more of the assets or business of SunTrust; or (iv) the shareholders of SunTrust approve any merger or consolidation to which SunTrust is a party or a share exchange in which SunTrust shall exchange its shares for shares of another corporation as a result of which the persons who were shareholders of SunTrust immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger, consolidation or share exchange; provided, however, and notwithstanding the occurrence of any of the events previously described in this definition, that no "Change in Control" shall be deemed to have occurred under this definition if, prior to such time as a "Change in Control" would otherwise be deemed to have occurred under this definition, the Board determines otherwise.

     2.3.  Code -- means the Internal Revenue Code of 1986, as amended.
           ----


     2.4.  Committee -- means a Committee of the Board to which the
           ---------
responsibility to administer this Plan is delegated by the Board and which shall consist of at least two members of the Board (i) none of whom shall be eligible to receive grants of Options, SARs or Restricted Stock and (ii) each of whom shall be a "disinterested" person within the meaning of Rule 16b-3 under the Exchange Act and each of whom shall be (or be treated as) an "outside director" for purposes of Section 162(m) of the Code.

     2.5.  Covered Employee -- means a Key Employee who the Committee on
           ----------------
the date he or she is granted an Option, a SAR or Restricted Stock deems likely to be a "covered employee" (within the meaning of Section 162(m) of the Code) as of any date on or after the date of such grant.

     2.6.  Exchange Act -- means the Securities Exchange Act of 1934, as
           ------------
amended.

      2.7.  Fair Market Value -- means (1) the closing price on any date for
            -----------------
a share of Stock as reported by The Wall Street Journal under the New York Stock
                                ------------------------
Exchange Composite Transactions quotation system (or under any successor quotation system) or, if Stock is no longer traded on the New York Stock Exchange, under the quotation system under which such closing price is reported or, if The Wall Street Journal no longer reports such closing price, such
       -----------------------
closing price as reported by a newspaper or trade journal selected by the Committee or, if no such closing price is available on such date, (2) such closing price as so reported in accordance with Section 2.7(1) for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price, (3) the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

     2.8.  ISO -- means an option granted under this Plan to purchase Stock
           ---
which is evidenced by an Option Agreement which provides that the option is intended to satisfy the requirements for an incentive stock option under Section 422 of the Code.

     2.9.  Key Employee -- means any employee of SunTrust or any Subsidiary
           ------------
who, in the judgment of the Committee acting in its absolute discretion, is a key to the success of SunTrust or such Subsidiary and who is not a Ten Percent Shareholder.

     2.10.  NQO -- means an option granted under this Plan to purchase
            ---
Stock which is evidenced by an Option Agreement which provides that the option shall not be treated as an incentive stock option under Section 422 of the Code.

     2.11.    Option -- means an ISO or a NQO.
              ------

     2.12.  Option Agreement -- means the written agreement or instrument which
            ----------------
sets forth the terms of an Option granted to a Key Employee under Section 7 of this Plan.

     2.13.  Option Price -- means the price which shall be paid to purchase
            ------------
one share of Stock upon the exercise of an Option granted under this Plan.

     2.14.  Parent Corporation -- means any corporation which is a parent
            ------------------
of SunTrust within the meaning of Section 424(e) of the Code.

     2.15.  Plan -- means this SunTrust Banks, Inc. 1995 Executive Stock
            ----
Plan, as amended from time to time.

     2.16.  Restricted Stock -- means Stock granted to a Key Employee under
            ----------------
Section 8 of this Plan.

     2.17.  Restricted Stock Agreement -- means the written agreement or
            --------------------------
instrument which sets forth the terms of a Restricted Stock grant to a Key Employee under Section 8 of this Plan.

     2.18.  Rule 16b-3 -- means the exemption under Rule 16b-3 to Section
            ----------
16b of the Exchange Act or any successor to such rule.

     2.19.    Stock -- means the One Dollar ($1.00) par value common stock of
              -----
SunTrust.

     2.20.  SAR -- means a right which is granted pursuant to the terms of
            ---
Section 7 of this Plan to the appreciation in the Fair Market Value of a share of Stock in excess of the SAR Share Value for such a share.

     2.21.  SAR Agreement -- means the written agreement or instrument which
            -------------
sets forth the terms of a SAR granted to a Key Employee under Section 7 of this Plan.

     2.22.  SAR Share Value -- means the figure which is set forth in each SAR
            ---------------
Agreement and which is no less than the Fair Market Value of a share of Stock on the date the related SAR is granted.

     2.23.  Subsidiary -- means any corporation which is a subsidiary
            ----------
corporation (within the meaning of Section 424(f) of the Code) of SunTrust except a corporation which has subsidiary corporation status under Section 424(f) of the Code exclusively as a result of SunTrust or a SunTrust subsidiary holding stock in such corporation as a fiduciary with respect to any trust, estate, conservatorship, guardianship or agency.

     2.24.  SunTrust -- means SunTrust Banks, Inc., a Georgia corporation, and
            --------
any successor to such corporation.

     2.25.  Ten Percent Shareholder -- means a person who owns (after taking
            -----------------------
into account the attribution rules of Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either SunTrust, a Subsidiary or a Parent Corporation.

                    SECTION 3.   SHARES RESERVED UNDER PLAN
                    ----------   --------------------------

     There shall be 5,000,000 shares of Stock reserved for use under this Plan. All such shares of Stock shall be reserved to the extent that SunTrust deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by SunTrust. Furthermore, any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option and any Restricted Shares which are forfeited thereafter shall again become available for use under this Plan, but any shares of Stock used to satisfy a withholding obligation under Section 14.3 shall not again become available for use under this Plan. The exercise of a SAR or a surrender right in an Option with respect to any shares of Stock shall be treated for purposes of this Section 3 the same as the exercise of an Option for the same number of shares of Stock.


                          SECTION 4.   EFFECTIVE DATE
                          ----------   --------------

     This Plan shall be effective on January 1, 1995, provided the shareholders of SunTrust (acting at a duly called meeting of such shareholders) approve this Plan within twelve (12) months after such date and such approval satisfies the requirements for shareholder approval under Rule 16b-3 and Code Section 422(b)(1). Any Restricted Stock, any Option and any SAR granted under this Plan before such shareholder approval automatically shall be granted subject to such shareholder approval.


                             SECTION 5.   COMMITTEE
                             ----------   ---------

  This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to Section 11, Section 12 and Section 13) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on SunTrust, on each affected Key Employee and on each other person directly or indirectly affected by such action. The Committee shall use its best efforts to grant Options, SARs and Restricted Stock under this Plan to a Covered Employee which will qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, except where the Committee deems that SunTrust's interests when viewed broadly will be better served by a grant which is free of the conditions required to so qualify any such grant for purposes of Section 162(m) of the Code.

                            SECTION 6.   ELIGIBILITY
                            ----------   -----------

  Only Key Employees shall be eligible for the grant of Options, SARs and Restricted Stock under this Plan.

                         SECTION 7.   OPTIONS AND SARs
                         ----------   ----------------

     7.1.  Options.   The Committee acting in its absolute discretion shall have
           -------
the right to grant Options to Key Employees under this Plan from time to time to
purchase shares of Stock.    Each grant of an Option shall be evidenced by an
Option Agreement, and each Option Agreement shall set forth whether the Option is an ISO or a NQO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan.

     7.2.  $100,000 Limit.  The aggregate Fair Market Value of ISOs granted to a
           --------------
Key Employee under this Plan and incentive stock options granted to such Key Employee under any other stock option plan adopted by SunTrust, a Subsidiary or a Parent Corporation which first become exercisable in any calendar year (which begins on or after January 1, 1995) shall not exceed $100,000. Such Fair Market Value figure shall be determined by the Committee on the date the ISO or other incentive stock option is granted, and the Committee shall interpret and administer the limitation set forth in this Section 7.2 in accordance with
Section 422(d) of the Code.

     7.3.   Share Limitation.
            ----------------

          (a) A Key Employee (other than a Key Employee who is SunTrust's chief executive officer) may be granted in any calendar year one or more Options, or one or more SARs, or one or more Options and SARs in any combination which, individually or in the aggregate, relate to no more than 60,000 shares of Stock.

          (b) A Key Employee who is SunTrust's chief executive officer may be granted in any calendar year one or more Options, or one or more SARs, or one or more Options and SARs in any combination which, individually or in the aggregate, relate to no more than 100,000 shares of Stock.

     7.4.  Option Price.  The Option Price for each share of Stock subject to an
           ------------
Option shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted. The Option Price shall be payable in full upon the exercise of any Option, and an Option Agreement at the discretion of the Committee can provide for the payment of the Option Price (a) in cash or by a check acceptable to the Committee, (b) in Stock which has been held by the Key Employee for a period acceptable to the Committee and which Stock is otherwise acceptable to the Committee (c) through a broker facilitated exercise procedure acceptable to the Committee or (d) in any combination of the three methods described in this Section 7.4 which is acceptable to the Committee. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed stock certificate for such Stock is delivered to the Committee or, if payment is effected through a certification of ownership of Stock in lieu of a stock certificate, on the date the option is exercised.

     7.5.  Exercise Period.   Each Option granted under this Plan shall be
           ---------------
exercisable in whole or in part at such time or times as set forth in the related Option Agreement, but no Option Agreement shall make an Option exercisable before the date such Option is granted or after the earlier of:

          (a)     the date such Option is exercised in full, or

          (b) the date which is the tenth anniversary of the date such Option is granted.

An Option Agreement may provide for the exercise of an Option after the employment of a Key Employee has terminated for any reason whatsoever, including death or disability.

     7.6.  Nontransferability.  Except to the extent the Committee deems
           ------------------
permissible under Section 422(b) of the Code and Rule 16b-3 and consistent with the best interests of SunTrust, neither an Option granted under this Plan nor any related surrender rights nor any SAR shall be transferable by a Key Employee other than by will or by the laws of descent and distribution, and such Option and any such surrender rights and any such SAR shall be exercisable during a Key Employee's lifetime only by the Key Employee. The person or persons to whom an Option or a SAR is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Key Employee under this Plan.

     7.7.  SARs and Surrender Rights.
           -------------------------

          (a) SARs.  The Committee acting in its absolute discretion may grant a
              ----
Key Employee a SAR which will give the Key Employee the right to the appreciation in one, or more than one, share of Stock, and any such appreciation shall be measured from the related SAR Share Value. The Committee shall have the right to make any such grant subject to such additional terms as the Committee deems appropriate, and such terms shall be set forth in the related SAR Agreement.

          (b) Option Surrender Rights.  The Committee acting in its absolute
              ------------------------
discretion also may incorporate a provision in an Option Agreement to give a Key Employee the right to surrender his or her Option in whole or in part in lieu of the exercise (in whole or in part) of that Option to purchase Stock on any date that

          (1) the Fair Market Value of the Stock subject to such Option exceeds the Option Price for such Stock, and

          (2)  the Option to purchase such Stock is otherwise exercisable.

          (c) Procedure.  The exercise of a SAR or a surrender right in an
              ---------
Option shall be effected by the delivery of the related SAR Agreement or Option Agreement to the Committee (or to its delegate) together with a statement signed by the Key Employee which specifies the number of shares of Stock as to which the Key Employee, as appropriate, exercises his or her SAR or exercises his or her right to surrender his or her Option and (at the Key Employee's option) how he or she desires payment to be made with respect to such shares.

          (d) Payment.  A Key Employee who exercises his or her SAR or right to
              -------
surrender his or her Option shall (to the extent consistent with the exemption under Rule 16b-3) receive a payment in cash or in Stock, or in a combination of cash and Stock, equal in amount on the date such exercise is effected to (i) the number of shares of Stock with respect to which, as applicable, the SAR or the surrender right is exercised times (ii) the excess of the Fair Market Value of a share of Stock on such date over, as applicable, the SAR Share Value for a share of Stock subject to the SAR or the Option Price for a share of stock subject to an Option. The Committee acting in its absolute discretion shall determine the form and timing of such payment, and the Committee shall have the right (1) to take into account whatever factors the Committee deems appropriate under the circumstances, including any written request made by the Key Employee and delivered to the Committee (or to its delegate) and (2) to forfeit a Key Employee's right to payment of cash in lieu of a fractional share of stock if the Committee deems such forfeiture necessary in order for the surrender of his or her Option under this Section 7.7 to come within the exemption under Rule 16b-3. Any cash payment under this Section 7.7 shall be made from SunTrust's general assets, and a Key Employee shall be no more than a general and unsecured creditor of SunTrust with respect to such payment.


          (e) Restrictions.  Each SAR Agreement and each Option Agreement which
              ------------
incorporates a provision to allow a Key Employee to surrender his or her Option shall incorporate such additional restrictions on the exercise of such SAR or surrender right as the Committee deems necessary to satisfy the conditions to the exemption under Rule 16b-3.

                         SECTION 8.   RESTRICTED STOCK
                         ----------   ----------------


     8.1.  Committee Action.  The Committee acting in its absolute discretion
           ----------------
shall have the right to grant Restricted Stock to Key Employees under this Plan from time to time. However, no more than 2,500,000 shares of Stock shall be granted as Restricted Stock from the shares otherwise available for grants under this Plan. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement, and each Restricted Stock Agreement shall set forth the conditions, if any, which will need to be timely satisfied before the grant will be effective and the conditions, if any, under which the Key Employee's interest in the related Stock will be forfeited.

     8.2.  Effective Date.  A Restricted Stock grant shall be effective (a) as
           --------------
of the date set by the Committee when the grant is made or, if the grant is made subject to one, or more than one, condition, (b) as of the date the Committee determines that such conditions have been timely satisfied.

     8.3.  Conditions.
     ----  ----------


          (a) Grant Conditions.  The Committee acting in its absolute discretion
              ----------------
may make the grant of Restricted Stock to a Key Employee subject to the satisfaction of one, or more than one, objective employment, performance or other grant condition which the Committee deems appropriate under the circumstances for Key Employees generally or for a Key Employee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such grant condition. If a Restricted Stock grant will become effective only upon the satisfaction of one, or more than one, condition, the related shares of Stock shall be unavailable under Section 3 for the period which begins on the date as of which such grant is made and, if a Restricted Stock grant fails to become effective in whole or in part under
Section 8.2, such period shall end on the date of such failure (i) for the related shares of Stock subject to such grant (if the entire grant fails to become effective) or (ii) for the related shares of Stock subject to that part of the grant which fails to become effective (if only part of the grant fails to become effective). If such period ends for any such shares of Stock, such shares shall be treated under Section 3 as forfeited at the end of such period and shall again become available under Section 3.

          (b) Forfeiture Conditions.  The Committee may make each Restricted
              ---------------------
Stock grant (if, when and to the extent that the grant becomes effective) subject to one, or more than one, objective employment, performance or other forfeiture condition which the Committee acting in its absolute discretion deems appropriate under the circumstances for Key Employees generally or for a Key Employee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition. A Key Employee's nonforfeitable interest in the shares of Stock related to a Restricted Stock grant shall depend on the extent to which each such condition is timely satisfied. Each share of Stock related to a Restricted Stock grant shall again become available under Section 3 after such grant becomes effective if such share is forfeited as a result of a failure to timely satisfy a forfeiture condition, in which event such share of Stock shall again become available under Section 3 as of the date of such failure. A Stock certificate shall be issued (subject to the conditions, if any, described in this Section 8.3(b) and Section 8.4) to, or for the benefit of, the Key Employee with respect to the number of shares for which a grant has become effective as soon as practicable after the date the grant becomes effective.

     8.4.  Dividends and Voting Rights.
     ----  ---------------------------

          (a) Each Restricted Stock Agreement shall state whether the Key Employee shall have a right to receive any cash dividends which are paid with respect to his or her Restricted Stock after the date his or her Restricted Stock grant has become effective and before the first day that the Key Employee's interest in such stock is forfeited completely or becomes completely nonforfeitable. If a Restricted Stock Agreement provides that a Key Employee has no right to receive a cash dividend when paid, such agreement shall set forth the conditions, if any, under which the Key Employee will be eligible to receive one, or more than one, payment in the future to compensate the Key Employee for the fact that he or she had no right to receive any cash dividends on his or her Restricted Stock when such dividends were paid. If a Restricted Stock Agreement calls for any such payments to be made, SunTrust shall make such payments from SunTrust's general assets, and the Key Employee shall be no more than a general and unsecured creditor of SunTrust with respect to such payments.

          (b) If a Stock dividend is declared on such a share of Stock after the grant is effective but before the Key Employee's interest in such Stock has been forfeited or has become nonforfeitable, such Stock dividend shall be treated as part of the grant of the related Restricted Stock, and a Key Employee's interest in such Stock dividend shall be forfeited or shall become nonforfeitable at the same time as the Stock with respect to which the Stock dividend was paid is forfeited or becomes nonforfeitable.

          (c) If a dividend is paid other than in cash or Stock, the disposition of such dividend shall be made in accordance with such rules as the Committee shall adopt with respect to each such dividend.

          (d) A Key Employee shall have the right to vote the Stock related to his or her Restricted Stock grant after the grant is effective with respect to such Stock but before his or her interest in such Stock has been forfeited or has become nonforfeitable.

     8.5.  Satisfaction of Forfeiture Conditions.  A share of Stock shall cease
           -------------------------------------
to be Restricted Stock at such time as a Key Employee's interest in such Stock becomes nonforfeitable under this Plan, and the certificate representing such share shall be reissued as soon as practicable thereafter without any further restrictions related to Section 8.3(b) or Section 8.4 and shall be transferred to the Key Employee.

                      SECTION 9.   SECURITIES REGISTRATION
                      ----------   -----------------------


          Each Option Agreement, SAR Agreement and Restricted Stock Agreement shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option (or any related surrender right) or a SAR or the satisfaction of the forfeiture conditions under a Restricted Stock Agreement, the Key Employee shall, if so requested by SunTrust, hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by SunTrust, shall deliver to SunTrust a written statement satisfactory to SunTrust to that effect. As for Stock issued pursuant to this Plan, SunTrust at its expense shall take such action as it deems necessary or appropriate to register the original issuance of such Stock to a Key Employee under the Securities Act of 1933, as amended, or under any other applicable securities laws or to qualify such Stock for an exemption under any such laws prior to the issuance of such Stock to a Key Employee; however, SunTrust shall have no obligation whatsoever to take any such action in connection with the transfer, resale or other disposition of such Stock by a Key Employee.

                           SECTION 10.   LIFE OF PLAN
                           -----------   ------------

  No Option or SAR or Restricted Stock shall be granted under this Plan after the earlier of


          (a) December 31, 2004, in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options (and any related surrender rights) and SARs have been exercised in full or no longer are exercisable and all Restricted Stock grants under this Plan have been forfeited or the forfeiture conditions on the related Stock have been satisfied in full, or

          (b) the date on which all of the Stock reserved under Section 3 of this Plan has (as a result of the exercise of all Options (and any related surrender rights) and all SARs granted under this Plan or the satisfaction of the forfeiture conditions on Restricted Stock) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                            SECTION 11.   ADJUSTMENT
                            -----------   ----------


     The number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock related to Restricted Stock grants under this Plan and any related grant conditions and forfeiture conditions, the number of shares of Stock subject to Options granted under this Plan and the Option Price of such Options and the SAR Grant Value and the number of shares of Stock related to any SAR all shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of SunTrust, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust (in a manner which satisfies the requirements of Section 424(a) of the Code) the number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock related to Restricted Stock grants under this Plan and any related grant conditions and forfeiture conditions, the number of shares subject to Options granted under this Plan and the Option Price of such Options and the SAR Grant Value and the number of shares of Stock related to any SAR in the event of any corporate transaction described in
Section 424(a) of the Code which provides of the substitution or assumption of such Options, SARs or Restricted Stock grants. If any adjustment under this
Section 11 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options or related to any SARs or Restricted Stock grants under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward.
An adjustment made under this Section 11 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under Section 3" within the meaning of Section 13(1) of this Plan.

                         SECTION 12.  CHANGE IN CONTROL
                         -----------  -----------------


  If there is a Change in Control and the Board determines that no adequate provision has been made as part of such Change in Control for either the assumption of the Options, SARs and Restricted Stock grants outstanding under this Plan or for the granting of comparable, substitute stock options, stock appreciation rights and restricted stock grants, (1) each outstanding Option and SAR at the direction and discretion of the Board (a) may (subject to such conditions, if any, as the Board deems appropriate under the circumstances) be cancelled unilaterally by SunTrust in exchange for the number of whole shares of Stock (and cash in lieu of a fractional share), if any, which each Key Employee would have received if on the date set by the Board he or she had exercised his or her SAR in full or if he or she had exercised a right to surrender his or her outstanding Option in full under Section 7.7 of this Plan or (b) may be cancelled unilaterally by SunTrust if the Option Price or SAR Share Value equals or exceeds the Fair Market Value of a share of Stock on such date and (2) the grant conditions, if any, and forfeiture conditions on all outstanding Restricted Stock grants may be deemed completely satisfied on the date set by the Board.

                     SECTION 13.  AMENDMENT OR TERMINATION
                     -----------  ------------------------


     This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of SunTrust (1) to increase the number of shares reserved under Section 3, (2) to extend the maximum life of the Plan under Section 10 or the maximum exercise period under
Section 7.5, (3) to decrease the minimum option price under Section 7.4 or the minimum SAR Share Value, (4) to change the class of employees eligible for Options, SARs or Restricted Stock grants under Section 6 or to otherwise materially modify (within the meaning of Rule 16b-3) the requirements as to eligibility for participation in this Plan or (5) to otherwise materially increase (within the meaning of Rule 16b-3) the benefits accruing to Key Employees under this Plan. The Board also may suspend the granting of Options, SARs and Restricted Stock under this Plan at any time and may terminate this Plan at any time; provided, however, SunTrust shall not have the right to modify, amend or cancel any Option, SAR or Restricted Stock granted before such suspension or termination unless (1) the Key Employee consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of SunTrust or a transaction described in Section 11 or Section 12 of this Plan.

                           SECTION 14.  MISCELLANEOUS
                           -----------  -------------


     14.1.  Shareholder Rights.  No Key Employee shall have any rights as a
            ------------------
shareholder of SunTrust as a result of the grant of an Option or a SAR under this Plan or his or her exercise of such Option or SAR pending the actual delivery of the Stock subject to such Option to such Key Employee. Subject to
Section 8.4, a Key Employee's rights as a shareholder in the shares of Stock related to a Restricted Stock grant which is effective shall be set forth in the related Restricted Stock Agreement.

     14.2.  No Contract of Employment.  The grant of an Option, SAR or
            -------------------------
Restricted Stock to a Key Employee under this Plan shall not constitute a contract of employment and shall not confer on a Key Employee any rights upon his or her termination of employment in addition to those rights, if any, expressly set forth in the Option Agreement which evidences his or her Option, the SAR Agreement which evidences his or her SAR or the Restricted Stock Agreement related to his or her Restricted Stock.

     14.3.  Withholding.  The exercise of any Option or SAR granted under this
            -----------
Plan and the acceptance of a Restricted Stock grant shall constitute a Key Employee's full and complete consent to whatever action the Committee deems necessary to satisfy the federal and state tax withholding requirements, if any, which the Committee acting in its discretion deems applicable to such exercise or such Restricted Stock. The Committee also shall have the right to provide in an Option Agreement, SAR Agreement or Restricted Stock Agreement that a Key Employee may elect to satisfy federal and state tax withholding requirements through a reduction in the number of shares of Stock actually transferred to him or to her under this Plan, and any such election and any such reduction shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3.

     14.4.  Construction.  This Plan shall be construed under the laws of the
            ------------
State of Georgia.

     Executed this 8th day of November, 1994.



                              SUNTRUST BANKS, INC.

                              By:  /s/ Mary T. Steele
                                   ------------------

                              Title:  First Vice President
                                      --------------------

ATTEST:

    /s/ Margaret U. Hodgson
    -----------------------

Title: Assistant Secretary
     ----------------------

(CORPORATE SEAL)